Spark Networks(R) Announces Fourth Quarter 2015 Subscriber Metrics

LOS ANGELES, CA -- (Marketwired - January 12, 2016) - Spark Networks, Inc. (NYSE MKT: LOV)

  Total average subscribers grew 1.4%; first quarter of sequential average subscriber growth since Q2 2013

  Jewish Networks subscribers grew to 65,004 at the end of Q4, up 1.3% from the end of Q3

  Christian Networks subscribers grew to 123,800 at the end of Q4, up 1.4% from end of Q3

  Spark's Q4 Mobile MAUs reach 318,165, up from virtually nothing in Q4 2014

Spark Networks, Inc. (NYSE MKT: LOV), a leader in creating communities that help individuals form life-long relationships, today announced subscriber metrics as of the end of the fourth quarter 2015.

"In Q4, we achieved growth in total average subscribers for the first time since early 2013," said Michael Egan, Chief Executive Officer, Spark Networks. "Q4 was our second consecutive quarter of positive subscriber growth within our core Jewish and Christian Networks.

"The growth in our Jewish Networks subscribers was driven primarily by our U.S. property, JDate.com. That growth was augmented by strong performance within our Israeli property, which grew subscribers for the first time in two years. Our Christian Networks posted their highest growth rate since mid-2013.

"In addition to growing our subscribers in Q4, we also hit major milestones with the launches of our redesigned JDate and ChristianMingle websites. These redesigns were two of our top priorities for 2015 and will position us for continued performance gains in 2016.

"Our site redesigns launched in late Q4, and were not significant contributors to the subscriber growth we experienced. The growth in subscribers was most directly attributable to pricing initiatives that are aimed at driving incremental subscriber conversions through targeted discounts on longer-term subscription plans. We will look to our newly redesigned websites to drive continued subscriber growth, particularly as we enter our seasonally strong first quarter.

"The acquisition of JSwipe in Q4 capped a year that saw us invest heavily in building mobile offerings across all of our key brands. A year ago, we had just started to provide mobile specific applications for our customers and we finished 2015 with over 318K mobile monthly active users (MAUs), demonstrating a significant modernization of our product offerings. To help our investors track our progress on mobile we are introducing a new operating metric -- average mobile monthly active users.

"The increases in Jewish Networks' mobile MAUs was driven by both our integration of the JSwipe application and the launch of our Hebrew version of the JDate application on the Android platform. Our Christian Networks' growth was a reflection of the continued expansion of users on our ChristianMingle applications together with the launch of our millennial Christian app, CrossPaths, into the Los Angeles market, where we are seeing strong early demand," stated Egan.

                            SPARK NETWORKS, INC.
                     SEGMENT(1) RESULTS FROM OPERATIONS

                                                         Q4 '15 v. Q4 '15 v.
                 Q4 2015 Q3 2015 Q2 2015 Q1 2015 Q4 2014   Q4 '14    Q3 '15

Period Ending
 Subs.
Jewish Networks   65,004  64,144  62,991  67,703  71,251     -8.8%      1.3%
Christian
 Networks        123,800 122,068 121,561 129,964 131,479     -5.8%      1.4%
Other Networks    11,219  11,620  12,267  12,879  12,787    -12.3%     -3.5%
                 ------- ------- ------- ------- ------- --------- ---------
Total Period
 Ending
 Subs.(2,3)      200,023 197,832 196,819 210,546 215,517     -7.2%      1.1%

Average Paying
 Subs.
Jewish Networks   64,627  63,538  65,087  69,632  73,429    -12.0%      1.7%
Christian
 Networks        123,888 121,597 126,214 130,860 141,188    -12.3%      1.9%
Other Networks    11,266  11,974  12,594  12,953  13,257    -15.0%     -5.9%
                 ------- ------- ------- ------- ------- --------- ---------
Total Avg.
 Paying
 Subs.(2,3)      199,781 197,109 203,895 213,445 227,874    -12.3%      1.4%

Average Mobile
 Monthly Active
 Users (MAUs)
Jewish Networks  192,236  38,574  31,484  25,544     N/A       N/A    398.4%
Christian
 Networks        116,820  97,685  90,253  71,305     N/A       N/A     19.6%
Other Networks     9,109  10,751      16       -     N/A       N/A    -15.3%
                 ------- ------- ------- ------- ------- --------- ---------
Total Average
 Mobile
 MAUs(4,5,6)     318,165 147,010 121,752  96,849     N/A       N/A    116.4%

(1) In accordance with Segment Reporting guidance, the company's financial reporting includes detailed data on our separate operating segments. The Jewish Networks segment consists of the company's JDate.com, JDate.co.il, JDate.fr, JDate.co.uk, JSwipe and Cupid.co.il Web sites and their respective co-branded Web sites. The Christian Networks segment consists of the company's ChristianMingle.com, ChristianMingle.co.uk, ChristianMingle.com.au, Believe.com, ChristianCards.net, ChristianDating.com, DailyBibleVerse.com and Faith.com Web sites. The Other Networks segment consists of Spark.com and related other general market Web sites as well as other properties which are primarily composed of sites targeted towards various religious, ethnic, geographic and special interest groups.

(2) "Paying Subscribers" are defined as individuals who have paid a monthly fee for access to communication and Web site features beyond those provided to our members. Period ending subscribers for each quarter represent the paying subscriber count as of the last day of the period. Average paying subscribers for each month are calculated as the sum of the paying subscribers at the beginning and end of the month, divided by two. Average paying subscribers for periods longer than one month are calculated as the sum of the average paying subscribers for each month, divided by the number of months in such period.

(3) Total Period Ending Subscribers and Total Average Paying Subscribers exclude results from the company's HurryDate business due to its relative size.

(4) Mobile monthly active users are calculated based on the number of unique users accessing our mobile properties in a given month. The metric average mobile monthly active users is used for periods longer than one month and is calculated as the sum of the mobile monthly active users, divided by the number of months in such period.

(5) ChristianMingle Android application was launched in late Q4 2014, however user activity was immaterial.

(6) Jewish Networks Q4 2015 figures include the post-acquisition impact of JSwipe.

Safe Harbor Statement:
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our positioning for continued growth gains in 2016 as a result of the redesign of our JDate and ChristianMingle websites, and our belief that these newly redesigned websites will help drive subscriber growth, particularly in the first quarter of 2016. Any statements in this press release that are not statements of historical fact may be considered to be forward-looking statements. Written words, such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. There are a number of factors that could cause actual results and developments to differ materially, including, but not limited to our ability to: successfully implement our strategy to stabilize our subscriber base and grow; avoid significant subscriber declines; attract and retain members; convert members into paying subscribers and retain our paying subscribers; retain and enhance the new marketing team; develop or acquire new product offerings and successfully implement and expand those offerings; keep pace with rapid technological changes, including making the technology stack more nimble; drive use of newly-updated mobile applications; maintain the strength of our existing brands and maintain and enhance those brands; continue to depend upon the telecommunications infrastructure and our networking hardware and software infrastructure; estimate on-going general and administrative costs, and obtain financing on acceptable terms. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the Company's filings with the Securities and Exchange Commission ("SEC"), and in the Company's other current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement or provide similar metrics in future periods.

About Spark Networks, Inc.:
The Spark Networks portfolio of consumer Web sites includes, among others, JDate®.com (www.jdate.com), ChristianMingle®.com (www.christianmingle.com), Spark®.com (www.spark.com), BlackSingles.com® (www.blacksingles.com), and SilverSingles®.com (www.silversingles.com).

For More Information
Investors:
Robert O'Hare
rohare@spark.net